Exhibit 3.153

HARRAH’S MANAGEMENT COMPANY

BY-LAWS

(Amended and Restated July 25, 1997)

ARTICLE I

OFFICES

SECTION 1. Registered Office. The registered office shall be in the City of Carson City, County of Carson City, State of Nevada.

SECTION 2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Nevada as the board of directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

SECTION 1. Place of Meetings. All meetings of the stockholders shall be held at any place within or without the State of Nevada as shall be designated from time to time by the board of directors. In the absence of any such designation, stockholders’ meetings shall be held at the principal executive office of the Corporation.

SECTION 2. Annual Meeting of Stockholders. An annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. At each annual meeting, directors shall be elected and any other proper business may be transacted.

SECTION 3. Quorum; Adjourned Meetings and Notice Thereof. A majority of the stock issued and outstanding and entitled to vote at any meeting of stockholders, the holders of which are present in person or represented by proxy, shall constitute a quorum for the transaction of business except as otherwise provided by law, by the Articles of Incorporation, or by these By-Laws. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum and the votes present may continue to transact business until adjournment. If, however, such quorum shall not be present or represented at any meeting of the stockholders, a majority of the voting stock represented in person or by proxy may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote thereat.

SECTION 4. Voting. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of law, or the Articles of Incorporation, or these By-Laws, a different vote is required in which case such express provision shall govern and control the decision of such question.

SECTION 5. Proxies. At each meeting of the stockholders, each stockholder having the right to vote may vote in person or may authorize another person or persons to act for him by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to said meeting, unless said instrument provides for a longer period. All proxies must be filed with the secretary of the Corporation at the beginning of each meeting in order to be counted in any vote at the meeting. Each stockholder shall have one vote for each share of stock having voting power, registered in his name on the books of the Corporation on the record date set by the board of directors as provided in Article V, Section 5 hereof. All elections shall be had and all questions decided by a plurality vote.

SECTION 6. Special Meetings. Special meetings of the stockholders, for any purpose, or purposes, unless otherwise prescribed by law, or the Articles of Incorporation or these By-laws, may be called by the president and shall be called by the president or the secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the Corporation issued and outstanding, and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

SECTION 7. Notice of Stockholders Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given, which notice shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. The written notice of any meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation.

SECTION 8. Maintenance and Inspection of Stockholder List. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall

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be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

SECTION 9. Stockholder Action by Written Consent Without a Meeting. Unless otherwise provided in the Articles of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE III

DIRECTORS

SECTION 1. Number and Qualification of Directors. The board of directors shall consist of a minimum of one (1) and a maximum of ten (10) directors. The number of directors shall be fixed or changed from time to time, within the minimum and maximum, by the then appointed directors. The number of directors which shall constitute the initial board shall be two (2). The directors need not be stockholders. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article III, and each director elected shall hold office until his successor is elected and qualified; provided, however, that unless otherwise restricted by law or the Articles of Incorporation, any director or the entire board of directors may be removed, either with or without cause, from the board of directors at any meeting of stockholders by a majority of the stock represented and entitled to vote thereat.

SECTION 2. Vacancies. Vacancies on the board of directors by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. The directors so chosen shall hold office until the next annual election of directors and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the mariner provided by law.

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SECTION 3. Powers. The property and business of the Corporation shall be managed by or under the direction of its board of directors. In addition to the powers and authorities by these By-Laws expressly conferred upon them, the board of directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Articles of Incorporation or by these By-Laws directed or required to be exercised or done by the stockholders.

SECTION 4. Place of Directors Meetings. The directors may hold their meetings and have one or more offices, and keep the books of the Corporation outside of the State of Nevada.

SECTION 5. Regular Meetings. Regular meetings of the board of directors may be held without notice at such time and place as shall from time to time be determined by the board.

SECTION 6. Special Meetings. Special meetings of the board of directors may be called by the president on twenty-four hours’ notice to each director, either personally or by mail or by telegram; special meetings shall be called by the president or the secretary in like manner and on like notice on the written request of two directors unless the board of directors consists of only one director, in which case special meetings shall be called by the president or secretary in like manner or on like notice on the written request of the sole director.

SECTION 7. Quorum. At all meetings of the board of directors a majority of the authorized number of directors shall be necessary and sufficient to constitute a quorum for the transaction of business, and the vote of a majority of the directors present at any meeting at which there is a quorum, shall be the act of the board of directors, except as may be otherwise specifically provided by law, by the Articles of Incorporation or by these By-Laws. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. If only one director is authorized, such sole director shall constitute a quorum.

SECTION 8. Action Without Meeting. Unless otherwise restricted by the Articles of Incorporation, or these By-Laws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if, before or after the action, all members of the board of directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board of directors or committee.

SECTION 9. Telephone Meetings. Unless otherwise restricted by the Articles of Incorporation or these By-Laws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of telephone

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conference or similar method of communication by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

SECTION 10. Committees or Directors. The board of directors may, by resolution passed by a majority of the entire board of directors, designate one or more committees, each such committee to consist of one or more of the directors of the corporation. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the board of directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent allowed by law and provided in a resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the Corporation.

SECTION 11. Minutes of Committee Meetings. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

SECTION 12. Compensation of Directors. Unless otherwise restricted by the Articles of Incorporation or these By-Laws, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor, except that no employee of the Corporation or an affiliate of the Corporation shall be entitled to receive compensation for serving as a director other than his regular salary as an employee. Members of special or standing committees may be allowed like compensation for attending committee meetings.

SECTION 13. Indemnification.

A. Subject to Subsection C of this Section 13, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation,

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partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Corporation, or, with respect to any criminal action or proceeding, had reasonable cause to believe his conduct was unlawful.

B. Subject to Subsection C of this Section 13, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

C. Any indemnification under this Section 13 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Subsection A or Subsection B of this Section 13, as the case may be. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders. To the extent, however, that a director, officer, employee or agent of the Corporation has been

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successful on the merits or otherwise in defense of any action, suit or proceeding described in Subsection A or Subsection B of this Section 13, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case.

D. For purposes of any determination under Subsection C of this Section 13, a person shall be deemed to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, to have had no reasonable cause to believe his conduct was unlawful, if his action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to him by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term “another enterprise” as used in this Subsection D of Section 13 shall mean any other corporation or any partnership, joint venture, trust or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. The provisions of this Subsection D shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Subsections A or B of this Section 13 as the case may be.

E. Notwithstanding any contrary determination in the specific case under Subsection C of this Section 13, and notwithstanding the absence of any determination thereunder, any director, officer, employee or agent may apply to any court of competent jurisdiction in the State of Nevada for indemnification to the extent otherwise permissible under Subsections A and B of this Section 13. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standards of conduct set forth in Subsections A or B of this Section 13, as the case may be. Notice of any application for indemnification pursuant to this Subsection E of Section 13 shall be given to the Corporation promptly upon the filing of such application.

F. Expenses incurred in defending or investigating a threatened or pending action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Section 13.

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G. The indemnification and advancement of expenses provided by this Section 13 shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, contract, vote of stockholders or disinterested directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of, and advancement of expenses to, the persons specified in Subsections A and B of this Section 13 shall be made to the fullest extent permitted by law. The provisions of this Section 13 shall not be deemed to preclude the indemnification of, and advancement of expenses to, any person who is not specified in Subsections A or B of this Section 13 but whom the Corporation has the power or obligation to indemnify under the provisions of the General Corporation Law of the State of Nevada, or otherwise. The indemnification provided by this Section 13 shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

H. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power or the obligation to indemnify him against such liability under the provisions of this Section 13.

I. For purposes of this Section 13, reference to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section 13 with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

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ARTICLE IV

OFFICERS

SECTION 1. Officers. The officers of the Corporation shall be chosen by the board of directors and shall include a president, a vice president and a secretary. The Corporation may also have at the discretion of the board of directors such other officers as are desired, including a chairman of the board (who must be a director), additional vice presidents, one or more assistant secretaries, a treasurer, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 2 of this Article IV. In the event there are two or more vice presidents, then one or more may be designated as executive vice president, senior vice president, vice president marketing, or other similar or dissimilar title. At the time of the election of officers, the directors may by resolution determine the order of their rank. Any number of offices may be held by the same person, unless the Articles of Incorporation or these By-Laws otherwise provide.

SECTION 2. Election of Officers. The board of directors, at its first meeting after each annual meeting of stockholders, shall choose the officers of the Corporation. Between annual meetings the board of directors may appoint such other officers and agents, as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board of directors.

SECTION 3. Other Officers and Agents. The board of directors may appoint such other officers and agents, as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board of directors.

SECTION 4. Term of Office; Removal and Vacancies. The officers of the Corporation shall hold office until their successors are chosen and qualify in their stead. Any officer elected or appointed by the board of directors may be removed at any time, either with or without cause, by the board of directors. If the office of any officer or officers becomes vacant for any reason, the vacancy may be filled by the board of directors.

SECTION 5. Chairman of the Board. The chairman of the board, if such an officer be elected, shall, if present, preside at all meetings of the board of directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the board of directors or prescribed by these By-Laws. If there is no president, the chairman of the board shall, in addition, be the chief executive officer of the Corporation and shall have the powers and duties prescribed in Section 6 of this Article IV.

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SECTION 6. President. Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the Corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and officers of the Corporation. He shall be an ex-officio member of all committees and shall have the general powers and duties of management usually vested in the office of president and chief executive officer of corporations, and shall have such other powers and duties as may be prescribed by the board of directors or these By-Laws.

SECTION 7. Vice Presidents. In the absence or disability of the president, the vice presidents in order of their rank as fixed by the board of directors, or if not ranked, the vice president designated by the board of directors, shall perform all the duties of the president, and when so acting shall have all the powers of and be subject to all the restrictions upon the president. The vice presidents shall have such other duties as from time to time may be prescribed for them, respectively, by the board of directors.

SECTION 8. Secretary. The secretary shall record the proceedings of the meetings of the stockholders and directors in a book to be kept for that purpose; and shall perform like duties for the standing committees when required by the board of directors. He shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or these By-Laws. He shall keep in safe custody the seal of the Corporation, and affix the same to any instrument requiring it, and when so affixed it shall be attested by his signature or by the signature of an assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

SECTION 9. Assistant Secretaries. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the board of directors, or if there be no such determination, the assistant secretary designated by the board of directors, shall, in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

SECTION 10. Treasurer. The treasurer, if such an officer is elected, shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys, and other valuable effects in the name and to the credit of the Corporation, in such depositories as may be designated by the board of directors. He shall disburse the funds of the Corporation as may be ordered by the board of directors, taking proper vouchers

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for such disbursements, and shall render to the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the Corporation. If required by the board of directors, he shall give the Corporation a bond, in such sum and with such surety or sureties as shall be satisfactory to the board of directors, for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

SECTION 11. Assistant Treasurers. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the board of directors, or if there be no such determination, the assistant treasurer designated by the board of directors, shall, in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

ARTICLE V

CERTIFICATES OF STOCK

SECTION 1. Certificates. Every holder of stock of the Corporation shall be entitled to have a certificate signed by, or in the name of the Corporation by, the chairman of the board of directors, or the president or a vice president, and by the secretary or an assistant secretary, or the treasurer or an assistant treasurer of the Corporation, certifying the number of shares represented by the certificate owned by such stockholder in the Corporation.

SECTION 2. Signatures on Certificates. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

SECTION 3. Lost, Stolen or Destroyed Certificates. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or

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certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

SECTION 4. Transfers of Stock. Upon surrender to the Corporation, or the transfer agent of the Corporation, of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

SECTION 5. Fixing Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of the stockholders, or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix a record date which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

SECTION 6. Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by applicable law.

ARTICLE VI

GENERAL PROVISIONS

SECTION 1. Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock.

SECTION 2. Payment of Dividends; Directors Duties. Subject to the provisions of the Articles of Incorporation, before payment of any dividend there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing

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dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interests of the Corporation, and the directors may abolish any such reserve.

SECTION 3. Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers as the board of directors may from time to time designate.

SECTION 4. Fiscal Year. The fiscal year of the Corporation shall end on December 31 and the following fiscal year shall commence on January 1, unless the fiscal year is otherwise fixed by affirmative resolution of the entire board of directors.

SECTION 5. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation and the words “Corporate Seal, Nevada.” Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

SECTION 6. Manner of Giving Notice. Whenever, under the provisions of the Articles of Incorporation or of these By-Laws, or as required by law, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram.

SECTION 7. Waiver of Notice. Whenever any notice is required to be given by law or under the provisions of the Articles of Incorporation or of these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE VII

AMENDMENTS

SECTION 1. Amendment by Directors or Stockholders. These By-Laws may be altered, amended or repealed or new By-Laws may be adopted by the stockholders or by the board of directors, when such power is conferred upon the board of directors by the Articles of Incorporation, at any regular meeting of the stockholders or of the board of directors or at any special meeting of the stockholders or of the board of directors if notice of such alteration, amendment, repeal or adoption of new By-Laws be contained in the notice of such special meeting. If the power to adopt, amend or repeal these By-Laws is conferred upon the board of directors by the Articles of Incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal these By-Laws.

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HARRAH’S

Action of Shareholder by Written Consent

Harrah’s, sole shareholder of Harrah’s Management Company (the “Company”), hereby consents to the adoption of the following resolution:

RESOLVED that the Bylaws of the Company be and they hereby are amended and restated to read in their entirety as set forth on Exhibit “A” attached hereto.

HARRAH’S

By:	/s/ Philip G. Satre
Philip G. Satre
President and Chief Executive Officer

Date: July 1, 1991

EXHIBIT “A”

HARRAH’S MANAGEMENT COMPANY

BY-LAWS

07/01/91

-i-

-ii-

HARRAH’S MANAGEMENT COMPANY

BY-LAWS

ARTICLE I

OFFICES

SECTION 1. The principal office shall be in the City of Reno, County of Washoe, State of Nevada.

SECTION 2. The Corporation may also have offices at such other places both within and without the State of Nevada as the board of directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

SECTION 1. All meetings of the stockholders shall be held at any place within or without the State of Nevada as shall be designated from time to time by the board of directors. In the absence of any such designation, stockholders’ meetings shall be held at the principal executive office of the Corporation.

SECTION 2. An annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. At each annual meeting directors shall be elected and any other proper business may be transacted.

SECTION 3. A majority of the stock issued and outstanding and entitled to vote at any meeting of stockholders, the holders of which are present in person or represented by proxy, shall constitute a quorum for the transaction of business except as otherwise provided by law, by the Articles of Incorporation, or by these By-Laws. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum and the votes present may continue to transact business until adjournment. If, however, such quorum shall not be present or represented at any meeting of the stockholders, a majority of the voting stock represented in person or by proxy may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote thereat.

SECTION 4. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of law, or the Articles of Incorporation, or these By-Laws, a different vote is required in which case such express provision shall govern and control the decision of such question.

SECTION 5. At each meeting of the stockholders, each stockholder having the right to vote may vote in person or may authorize another person or persons to act for him by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to said meeting, unless said instrument provides for a longer period. All proxies must be filed with the secretary of the Corporation at the beginning of each meeting in order to be counted in any vote at the meeting. Each stockholder shall have one vote for each share of capital stock having voting power, registered in his name on the books of the Corporation on the record date set by the board of directors as provided in Article V, Section 6 hereof. All elections shall be had and all questions decided by a plurality vote.

SECTION 6. Special meetings of the stockholders, for any purpose, or purposes, unless otherwise prescribed by law, or the Articles of Incorporation, or these By-Laws, may be called by the president and shall be called by the president or the secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the Corporation issued and outstanding, and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

SECTION 7. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given, which notice shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. The written notice of any meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation.

SECTION 8. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

SECTION 9. Unless otherwise provided in the Articles of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE III

DIRECTORS

SECTION 1. The board of directors shall consist of a minimum of one (1) and a maximum of ten (10) directors. The number of directors shall be fixed or changed from time to time, within the minimum and maximum, by the then appointed directors. The directors need not be stockholders. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article III, and each director elected shall hold office until his successor is elected and qualified; provided, however, that unless otherwise restricted by the Articles of Incorporation or by law, any director or the entire board of directors may be removed, either with or without cause, from the board of directors at any meeting of stockholders by a majority of the stock represented and entitled to vote thereat.

SECTION 2. Vacancies on the board of directors by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. The directors so chosen shall hold office until the next annual election of directors and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by law.

SECTION 3. The property and business of the Corporation shall be managed by or under the direction of its board of directors. In addition to the powers and authorities by these By-Laws expressly conferred upon them, the board of directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Articles of Incorporation or by these By-Laws directed or required to be exercised or done by the stockholders.

MEETINGS OF THE BOARD OF DIRECTORS

SECTION 4. The directors may hold their meetings and have one or more offices, and keep the books of the Corporation outside of the State of Nevada.

SECTION 5. Regular meetings of the board of directors may be held without notice at such time and place as shall from time to time be determined by the board.

SECTION 6. Special meetings of the board of directors may be called by the president on twenty-four hours’ notice to each director, either personally or by mail or by telegram; special meetings shall be called by the president or the secretary in like manner and on like notice on the written request of two directors unless the board of directors consists of only one director, in which case special meetings shall be called by the president or secretary in like manner or on like notice on the written request of the sole director.

SECTION 7. At all meetings of the board of directors a majority of the authorized number of directors shall be necessary and sufficient to constitute a quorum for the transaction of business, and the vote of a majority of the directors present at any meeting at which there is a quorum, shall be the act of the board of directors, except as may be otherwise specifically provided by law by the Articles of Incorporation or by these By-Laws. If a quorum shall not be present at any meeting of the board of directors the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. If only one director is authorized, such sole director shall constitute a quorum.

SECTION 8. Unless otherwise restricted by the Articles of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board of directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or directors or committee.

SECTION 9. Unless otherwise restricted by the Articles of Incorporation or these By-Laws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

COMMITTEES OF DIRECTORS

SECTION 10. The board of directors may, by resolution passed by a majority of the entire board of directors, designate one or more committees, each such committee to consist of one or more of the directors of the Corporation. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the board of directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent allowed by law and provided in a resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the Corporation.

SECTION 11. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

COMPENSATION OF DIRECTORS

SECTION 12. Unless otherwise restricted by the Articles of Incorporation or these By-Laws, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor, except that no employee of the Corporation or an affiliate of the Corporation shall be entitled to receive compensation for serving as a director other than his regular salary as an employee. Members of special or standing committees may be allowed like compensation for attending committee meetings.

ARTICLE IV

OFFICERS

SECTION 1. The officers of the Corporation shall be chosen by the board of directors and shall include a president, a vice president and a secretary. The Corporation may also have at the discretion of the board of directors such other officers as are desired, including a chairman of the board (who must be a director), additional vice presidents, one or more assistant secretaries, a treasurer, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 2 of this Article IV. In the event there are two or more vice presidents, then one or more may be designated as executive vice president, senior vice president, vice president marketing, or other similar or dissimilar title. At the time of the election of officers, the directors may by resolution determine the order of their rank. Any number of offices may be held by the same person, unless the Articles of Incorporation or these By-Laws otherwise provide.

SECTION 2. The board of directors, at its first meeting after each annual meeting of stockholders, shall choose the officers of the Corporation.

SECTION 3. The board of directors may appoint such other officers and agents, as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board of directors.

SECTION 4. The salaries of all officers and agents of the Corporation shall be fixed by the board of directors.

SECTION 5. The officers of the Corporation shall hold office until their successors are chosen and qualify in their stead. Any officer elected or appointed by the board of directors may be removed at any time, either with or without cause, by the board of directors. If the office of any officer or officers becomes vacant for any reason, the vacancy may be filled by the board of directors.

CHAIRMAN OF THE BOARD

SECTION 6. The chairman of the board, if such an officer be elected, shall, if present, preside at all meetings of the board of directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the board of directors or prescribed by these By-Laws. If there is no president, the chairman of the board shall, in addition, be the chief executive officer of the Corporation and shall have the powers and duties prescribed in Section 7 of this Article IV.

PRESIDENT

SECTION 7. Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the Corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and officers of the Corporation. He shall be an ex-officio member of all committees and shall have the general powers and duties of management usually vested in the office of president and chief executive officer of corporations, and shall have such other powers and duties as may be prescribed by the board of directors or these By-Laws.

VICE PRESIDENTS

SECTION 8. In the absence or disability of the president, the vice presidents in order of their rank as fixed by the board of directors, or if not ranked, the vice president designated by the board of directors, shall perform all the duties of the president, and when so acting shall have all the powers of and be subject to all the restrictions upon the president. The vice presidents shall have such other duties as from time to time may be prescribed for them, respectively, by the board of directors.

SECRETARY AND ASSISTANT SECRETARIES

SECTION 9. The secretary shall record the proceedings of the meetings of the stockholders and directors in a book to be kept for that purpose; and shall perform like duties for the standing committees when required by the board of directors. He shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or these By-Laws. He shall keep in safe custody the seal of the Corporation, and affix the same to any instrument requiring it, and when so affixed it shall be attested by his signature or by the signature of an assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

SECTION 10. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the board of directors, or if there be no such determination, the assistant secretary designated by the board of directors, shall, in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

TREASURER AND ASSISTANT TREASURERS

SECTION 11. The treasurer, if such an officer is elected, shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys, and other valuable effects in the name and to the credit of the Corporation, in such depositories as may be designated by the board of directors. He shall disburse the funds of the Corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the Corporation. If required by the board of directors, he shall give the Corporation a bond, in such sum and with such surety or sureties as shall be satisfactory to the board of directors, for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

SECTION 12. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the board of directors, or if there be no such determination, the assistant treasurer designated by the board of directors, shall, in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

ARTICLE V

CERTIFICATES OF STOCK

SECTION 1. Every holder of stock of the Corporation shall be entitled to have a certificate signed in the name of the Corporation by the chairman of the board of directors, or the president or a vice president, and by the secretary or an assistant secretary, or the treasurer or an assistant treasurer of the Corporation, certifying the number of shares represented by the certificate owned by such stockholder in the Corporation.

SECTION 2. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

LOST, STOLEN OR DESTROYED CERTIFICATES

SECTION 3. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

TRANSFERS OF STOCK

SECTION 4. Upon surrender to the Corporation, or the transfer agent of the Corporation, of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

FIXING RECORD DATE

SECTION 5. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of the stockholders, or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix a record date which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

REGISTERED STOCKHOLDERS

SECTION 6. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided under applicable law.

ARTICLE VI

GENERAL PROVISIONS

DIVIDENDS

SECTION 1. Dividends upon the capital stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Articles of Incorporation.

SECTION 2. Before payment of any dividend there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interests of the Corporation, and the directors may abolish any such reserve.

CHECKS

SECTION 3. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers as the board of directors may from time to time designate.

FISCAL YEAR

SECTION 4. The fiscal year of the Corporation shall be fixed by resolution of the board of directors.

CORPORATE SEAL

SECTION 5. The corporate seal shall have inscribed thereon the name of the Corporation and the words “Corporate Seal, Nevada.” Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

NOTICES

SECTION 6. Whenever, under the provisions of the Articles of Incorporation or of these By-Laws, or as required by law, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram.

SECTION 7. Whenever any notice is required to be given by law or under the provisions of the Articles of Incorporation or of these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE VII

AMENDMENTS

SECTION 1. These By-Laws may be altered, amended or repealed or new By-Laws may be adopted by the stockholders or by the board of directors, when such power is conferred upon the board of directors by the Articles of Incorporation, at any regular meeting of the stockholders or of the board of directors or at any special meeting of the stockholders or of the board of directors if notice of such alteration, amendment, repeal or adoption of new By-Laws be contained in the notice of such special meeting. If the power to adopt, amend or repeal these By-Laws is conferred upon the board of directors by the Articles of Incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal these By-Laws.

BY-LAWS OF

NOB HILL CASINO, INC.

ARTICLE I

OFFICES

Section 1. The principal office shall be in the City of Reno, County of Washoe, State of Nevada.

Section 2. The corporation may also have offices at such other places as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1. All annual meetings of the stockholders shall be held at the office of the corporation in Reno, Nevada. Special meetings of the stockholders may be held at such place as shall be stated in the notice of the meeting, or in a duly executed waiver of notice thereof.

Section 2. An annual meeting of stockholders, commencing with the year 1983, shall be held on the 7th day of April in each year if not a legal holiday, and if a legal holiday, then on the next secular day following, at 10:00 o’clock, when they shall elect by a plurality vote a Board of Directors, and transact such business as may properly be brought before the meeting.

Section 3. Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be called by the president, and shall be called by the president or secretary at the request in writing of stockholders owning a majority in amount of the entire stock of the corporation issued and outstanding, and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

Section 4. Written notice of the annual meeting and of all special meetings of the stockholders, signed by the president or a vice-president or the secretary or an assistant secretary, stating the purpose or purposes for which the meeting is called and the time when and the place where it is to be held shall either be delivered personally or shall be mailed to each stockholder of record entitled to vote thereat not less than ten nor more than sixty days prior to the meeting, and if mailed it shall be directed to any such stockholder at his address as it appears on the records of the corporation.

Section 5. Business transacted at all special meetings shall be confined to the objects stated in the call.

Section 6. The holders of a majority of the stock issued and outstanding, and entitled to vote thereat, present in person or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute, by the Articles of Incorporation or by these By-Laws. If, however, such quorum shall not be present or represented by proxy, at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

Section 7. When a quorum is present or represented by any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Articles of Incorporation or of these By-Laws, a different vote is required in which case such express provision shall govern and control the decision of such question.

Section 8. At each meeting of the stockholders, every stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder or by his duly authorized attorney, and filed with the order. Each stockholder shall have one vote for each share of stock having voting power, registered in his name on the books of the corporation on the date of closing the books of the corporation against transfers of stock or on the record date fixed for the determination of stockholders entitled to vote at such meeting or, if the books be not closed or a record date fixed, then on the date of such meeting. All questions shall be decided by a plurality vote.

Except as hereinafter provided, each stockholder shall have one vote for each share of stock having voting power, registered in his name on the books of the corporation on the date of closing the books of the corporation against transfers of stock or on the record date fixed for the determination of stockholders entitled to vote at such meeting, or, if the books be not closed or a record date fixed, then on the date of such meeting. All questions shall be decided by a plurality vote. At all elections of directors, each holder of stock possessing voting power shall be entitled to as many votes as shall equal the number of his shares of stock multiplied by the number of directors to be elected, and that he may cast all of such votes for a single director or may distribute them among the number to be voted for or any two or more of them, as he may see fit.

ARTICLE III

DIRECTORS

Section 1. The number of directors which shall constitute the whole board shall be four. The number of directors may from time to time be increased to not more than nine or decreased to not less than three by amending this section of the By-Laws. Directors need not be stockholders. They shall be elected at the annual meeting of the stockholders, and each director shall be elected to serve until his successor shall be elected and shall qualify.

Section 2. The directors may hold their meetings and have one or more offices inside or outside Nevada at such places as they may from time to time determine. The original or duplicate stock ledger or a statement setting out the name and address of the custodian thereof shall be kept at the principal office in Nevada.

Section 3. Vacancies in the Board of Directors may be filled by a majority of the remaining directors, though less than a quorum, and each director so elected shall hold office for the unexpired term in respect to which such vacancy occurred or until the next annual election of directors.

Section 4. The property and business of the corporation shall be managed by its Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these By-Laws directed or required to be exercised or done by the stockholders.

MEETINGS OF THE BOARD OF DIRECTORS

Section 5. The first meeting of each newly elected Board shall be held at such time and place either within or without the State of Nevada, as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting provided a quorum shall be present or they may meet at such place and time as shall be fixed by the consent in writing of all the directors.

Section 6. Regular meetings of the Board of Directors may be held without notice at such time and place either within or without the State of Nevada as shall from time to time be determined by the Board.

Section 7. Special meetings of the Board of Directors may be called by the president on three days notice to each director, either personally or by mail or by telegram; special meetings shall be called by the president or secretary in like manner and on like notice on the written consent of two directors.

Section 8. A majority of the directors at a meeting duly assembled shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Articles of Incorporation or by these By-Laws. Any action of a majority, although not at a regularly called meeting, and the record thereof, if assented to in writing by all of the other members of the board, shall be as valid and effective in all respects as if passed by the board in regular meeting.

COMMITTEES OF DIRECTORS

Section 9. The Board of Directors may, by resolution or resolutions passed by a majority of the whole board, designate one or more committees each committee to consist of two or more of the directors of the corporation, which, to the extent provided in said resolution or resolutions, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the corporation and may have power to authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

Section 10. The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors when required.

COMPENSATION OF DIRECTORS

Section 11. Directors, as such shall not receive any stated salary for their services, but by resolution of the board, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the board; provided, however, that nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

Section 12. Members of special or standing committees may be allowed like compensation for attending committee meetings.

Section 13. Any director may be removed from office by the vote or written consent of stockholders representing not less than two-thirds of the issued and outstanding capital stock having voting power, and his successor may be elected at the same meeting. No director shall be removed from office except upon the vote or written consent of stockholders owning sufficient shares to have prevented his election to office in the first instance.

ARTICLE IV

NOTICES

Section 1. Whenever under the provisions of the statutes or of the Articles of Incorporation or of these By-Laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder at such address as appears on the books of the corporation, and such notice shall be deemed to be given at the time when the same shall be thus mailed.

Section 2. Whenever all parties entitled to vote at any meeting, whether of directors or stockholders, or filed with the secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the actions part in the deliberations at such meeting without objection, the actions taken at such meeting shall be as valid as if had at a meeting regularly called and noticed, and at such meeting any business may be transacted which is not expected from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or such consent, provided a quorum was present at such meeting, the proceedings of such meeting may be ratified and approved and rendered valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote thereat. Such consent or approval, if given by stockholders, may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

Section 3. Whenever any notice whatever is required to be given under the provisions of the statutes, of the Articles of Incorporation or of these By-Laws, a waiver thereof in writing signed by the person entitled to said notice either before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE V

OFFICERS

Section 1. The officers of the corporation shall be chosen by the directors and shall be a president, a vice-president, a secretary, and a treasurer. Any two officers, except the offices of president and vice-president, may be held by the same person.

Section 2. The Board of Directors, at its first meeting after each annual meeting of stockholders, shall choose a president from its members, and shall choose a vice-president, a secretary and a treasurer, none of whom need be a member of the board.

Section 3. The board may appoint additional vice-presidents, and assistant secretaries and assistant treasurers and such other officers and agents as it shall need necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

Section 4. The salaries of all officers and agents of the corporation shall be fixed by the Board of Directors.

Section 5. The officers of the corporation shall hold office until their successors are chosen and qualify in their stead. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board by the affirmative vote of a majority of the whole board of directors. If the office of any officer becomes vacant for any reason, the vacancy shall be filled by the Board of Directors.

THE PRESIDENT

Section 6. The president shall be the chief executive officer of the corporation; he shall preside at all meetings of the stockholders and directors, shall be ex officio a member of all standing committees, shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the board are carried into effect.

Section 7. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation.

VICE-PRESIDENT

Section 8. The vice-president shall, in the absence or disability of the president, perform the duties and exercise the powers of the president, and shall perform such other duties as the Board of Directors shall prescribe.

THE SECRETARY

Section 9. The secretary shall attend all sessions of the board and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or president, under whose supervision he shall be. He shall keep in safe custody the seal of the corporation, and when authorized by the Board of Directors, affix the same to any instrument requiring a seal, and when so affixed, it shall be attested by his signature or by the signature of the treasurer or an assistant secretary.

THE TREASURER

Section 10. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors.

Section 11. He shall disburse the funds of the corporation as may be ordered by the board, taking proper vouchers for such disbursements, and shall render to the president and directors, at the regular meetings of the board, or whenever they may require it, an account of all his transactions as treasurer and of the financial conditions of the corporation.

Section 12. If required by the Board of Directors, he shall give the corporation a bond in such sum, and with such surety or sureties as shall be satisfactory to the board, for the faithful performance of the duties of his office, and for the resotration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

ARTICLE VI

CERTIFICATES OF STOCK

Section 1. Certificates of stock of the corporation shall be in such form not inconsistent with the Articles of Incorporation as shall be approved by the Board of Directors, shall be issued under the seal of the corporation and shall be numbered and shall be entered in the books of the corporation as they are issued. They shall exhibit the holder’s name and the number of shares owned by him and shall be signed by the president or vice-president and the secretary or an assistant secretary or the treasurer or an assistant treasurer. If any stock certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk or a registrar, a facsimile of the signatures of said officers may be printed or lithographed upon such certificates shall set forth the designations, preferences and relative, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights.

TRANSFERS OF STOCK

Section 2. Upon surrender to the corporation or the transfer agent of the corporation of a certificate of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

CLOSING OF TRANSFER OF BOOKS

Section 3. The directors may prescribe a period not exceeding forty days prior to any meeting of the stockholders or prior to the day appointed for the payment of dividends during which no transfer of stock on the books of the corporation may be made, or may fix a day not more than forty days prior to the holding of any such meeting or the date for the payment of any such dividend as the day as of which stockholders entitled to notice of and to vote at such meeting and entitled to receive payment of such dividend shall be determined; and only stockholders of record on such day shall be entitled to notice or to vote at such meeting or to receive payment of such dividend.

REGISTERED STOCKHOLDERS

Section 4. The corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder-in-fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as expressly provided by the laws of Nevada.

LOST CERTIFICATES

Section 5. The Board of Directors may direct a new certificate or certificates of stock to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion, as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the corporation a bond in such sum as it may direct as indemnity against any claim they may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

ARTICLE VII

GENERAL PROVISIONS

DIVIDENDS

Section 1. Dividends upon the capital stock of the corporation, subject to the provisions of the Articles of Incorporation, if any relate thereto, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Articles of Incorporation.

Section 2. Before payment of any dividend or making any distribution of profits, there may be set aside out of the funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conductive to the interests of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

CHECKS

Section 3. All checks or demands for money and notes of the corporation shall be signed by such officer or officers as the Board of Directors may from time to time designate.

FISCAL YEAR

Section 4. The fiscal year shall begin the first day of each year.

SEAL

Section 5. The corporate seal shall have inscribed thereon the name of the corporation, the date of its incorporation and the words’, “Corporate Seal, Nevada.”

ARTICLE VIII

AMENDMENTS

Section 1. These By-Laws may be altered or amended at any regular meeting of the stockholders or at any special meeting of the stockholders at which a quorum is present or represented, if notice of the proposed alteration or amendment be contained in the notice of such meeting, by the affirmative vote of a majority of the stock issued and outstanding and entitled to vote at such meeting and present and represented thereat, or by the affirmative vote of a majority of the board or at any special meeting of the board if notice of the proposed alteration or amendment be contained in the notice of such special meeting.

I, THE UNDERSIGNED, being the Secretary of NOB HILL CASINO, INC., DO HEREBY CERTIFY that the foregoing to be the By-Laws of said corporation, as adopted at a meeting of the directors held on the 7th day of April, 1983.

/s/ Philip G. Satre
Secretary

APPROVAL BY SHAREHOLDER

The undersigned shareholder of Nob Hill Casino, Inc., a Nevada corporation, does hereby assent to the adoption of the foregoing By-Laws of said corporation.

Dated this 7th day of April, 1983.

HOLIDAY INNS OF NEVADA, INC.

By:	/s/ Richard J. Goeglein
Richard J. Goeglein President

NOB HILL CASINO, INC.

DIRECTORS’ CONSENT

IN LIEU OF ANNUAL MEETING

The Board of Directors of Nob Hill Casino, Inc., a Nevada corporation, in accordance with the authority granted by Section 78.315, Nevada Revised Statutes, does hereby record by unanimous consent the following actions as resolutions of the corporation with the same effect as if done at a duly constituted and held annual meeting of the Board of Directors:

RESOLVED, that the following individuals be, and they hereby are , elected to the office(s) set opposite their respective names to serve at the pleasure of the Board:

Gary D. Armentrout	Assistant Secretary
Patricia Becker	Secretary
Thomas J. Carr, Jr.	Treasurer
Robert T. Dingman	Assistant Treasurer
Joe E. Francis	Senior Vice President
Dennis Gallagher	Assistant Secretary
Stephen Greathouse	Vice President, Operations, Las Vegas
Philip P. Hannifin	President, Harrah’s West
Mando Rueda	Vice President, Gaming/Slots
Philip G. Satre	President

RESOLVED, that the following section of the By-Laws of this corporation be amended to read as follows:

Article III. Section 1. The number of Directors which shall constitute the whole Board shall be three. The number of Directors may, from time to time, be increased to not more than nine nor decreased to not less than three, by amending this Section of the By-Laws. Directors need not be stockholders. They shall be elected at the Annual Meeting or a Special Meeting of the stockholders, and each Director shall be elected to serve until his successor shall be elected and qualified.

Dated this 7th day of April, 1986.

/s/ Philip G. Satre	/s/ Philip P. Hannifin
Philip G. Satre	Philip P. Hannifin

/s/ Joe F. Francis
Joe F. Francis

NOB HILL CASINO, INC.

DIRECTORS’ CONSENT

The Board of Directors of Nob Hill Casino, Inc., in accordance with the authority granted by Section 78.315, Nevada Revised Statutes, does hereby record by unanimous consent, the following actions as resolutions of the corporation with the same effect as if done at a duly constituted and held meeting of the Board of Directors:

RESOLVED, that Ronald A. Lenczycki be, and he hereby is, elected as a Director and to the office of Treasurer of this corporation to serve at the pleasure of the Board.

RESOLVED, that the following section of the By-Laws of this corporation be amended to read as follows:

Article III. Section 1. The number of Directors which shall constitute the whole board shall be not less than three nor more than six. The number of Directors may from time to time be increased or decreased by amending this section of the By-Laws. Directors need not be stockholders. They shall be elected at the annual meeting of the stockholders, and each director shall be elected to serve until his successor shall be elected and shall qualify.

Dated this 21st day of April, 1987.

/s/ Philip G. Satre	/s/ Thomas J. Carr, Jr.
Philip G. Satre	Thomas J. Carr, Jr.

/s/ Joe F. Francis
Joe F. Francis